UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Strategic Government Securities Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

12 Performance Summary

14 Investment Portfolio

24 Statement of Assets and Liabilities

26 Statement of Operations

28 Statements of Changes in Net Assets

29 Financial Highlights

33 Notes to Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Information About Your Fund's Expenses

52 Tax Information

53 Advisory Agreement Board Considerations and Fee Evaluation

58 Board Members and Officers

63 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its interest-rate strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the interest rate strategy depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 13 for more complete performance information.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners’ mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors and may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

For the 12 months ended October 31, 2016, the Fund posted a 2.27% total return, compared with the 3.16% return of its benchmark, the Bloomberg Barclays GNMA Index. At the close of the period, the fund’s duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 3.2 years, vs. 2.8 years for the Barclays GNMA Index.

As the period opened, expectations were solidifying that the December 16 meeting of the U.S. Federal Reserve Board (the Fed) would see an initial hike in short-term rates, a view which was ultimately confirmed. The Fed’s action was supported by a continued moderate upward trend in the domestic economy despite an absence of support from growth overseas, and by improving U.S. employment numbers. Entering 2016, markets were prepared for the Fed to implement a number of additional modest upward adjustments in its benchmark short-term rate. However, January saw expectations for future rate hikes pushed out on a resurgence of concern around China’s slowing growth rate along with yet another decline in energy prices, which would ultimately bring crude oil down below $30 a barrel. With oil viewed as a proxy for the global demand outlook, credit-sensitive segments of the bond market suffered in the wake of its decline. Around the middle of February, sentiment began to recover, supported by the revised outlook with respect to Fed action and stepped-up efforts by central banks overseas to stimulate growth. A rebound in oil prices off of their January lows also helped bolster sentiment.

"Performance for GNMAs was positive and exceeded that of comparable-duration U.S. Treasuries over the 12 months."

In late June, markets were rocked by a U.K. referendum which resulted in a vote to leave the European Union. The uncertainty around a host of issues raised by a possible "Brexit" drove to an investor flight to safety that pushed U.S. Treasury yields down to historically low levels and trimmed earlier gains experienced by credit-sensitive areas of the market. Risk sentiment quickly recovered, however, as investors put into perspective the likely impact of Brexit on global growth. U.S. interest rates would finish the period only marginally above their post-Brexit lows, as demand for Treasuries was supported by the negative interest rates promoted by central banks overseas, most notably those of Europe and Japan. Oil prices fluctuated in the $40 to $50 a barrel range for most of the second and third quarters of 2016, reflecting a stabilization of sentiment with respect to the global demand backdrop.

With the exception of the short end of the curve, which repositioned in anticipation of Fed rate hikes, U.S. Treasury yields trended lower over the period. Along the U.S. Treasury curve, the two-year yield went from 0.75% to 0.86%, the five-year from 1.52% to 1.31%, the 10-year from 2.16% to 1.84%, and the 30-year from 2.93% to 2.58%.

Performance for GNMAs was positive and exceeded that of comparable-duration U.S. Treasuries over the 12 months ended October 31, 2016. Performance within GNMAs was led by more recently issued, lower-coupon 30-year pools as investors sought to add duration and position for a flattening yield curve.

Positive and Negative Contributors to Performance

We have maintained an emphasis in the fund on higher-coupon mortgage pools with lower embedded interest rate sensitivity. In selecting these pools, we have sought to identify characteristics related to geography, size of underlying loans and seasoning of loans that suggest continued low levels of prepayments will persist despite historically low rates, easing of credit conditions and improvements in home equity valuations. Security selection was favorable within this segment, as prepayments remained relatively low, and the position helped support the fund’s yield. However, as longer-term interest rates declined over the period, high-coupon bonds underperformed the broader GNMA market as demand shifted to lower coupons in order to add duration.

Conversely, for much of the period, the fund had relatively light exposure to the longer-duration mortgage pools which stand to benefit the most from declining interest rates. This acted as a constraint on returns vs. the benchmark, in particular as rates declined in early 2016. As the period progressed, we increased the allocation to longer-duration pools backed by current coupons, benefiting performance.

The fund’s out-of-benchmark position in U.S. Treasuries added to relative performance as the interest rates declined over the period. The fund’s holdings of long-duration collateralized mortgage obligation tranches also performed well, as investors were willing to pay a premium to add interest rate sensitivity to their portfolios in a declining rate environment.

A position in seasoned interest-only mortgage-backed securities provided incremental income. These issues carry higher yields in order to compensate for the fact that their value is completely dependent on the anticipated stream of income rather than any principal to be returned. Despite declining rates over the period, the interest-only allocation provided positive performance as spreads tightened given a relatively modest increase in prepayments in response to lower mortgage rates.

The managers used derivatives as part of implementing the fund’s positioning along the yield curve as well to hedge against certain risks.

Outlook and Positioning

At period-end, the fund remained "barbelled" with overweights to both more current, low-coupon pools and older, premium-coupon pools, while avoiding the middle of the coupon universe, which we view as heavily exposed to refinancing risk and duration extension should rates edge higher. Overall, the fund was positioned in expectation of U.S. rates remaining relatively stable as the Fed proceeds cautiously with respect to hiking its benchmark rate, and for the yield curve to continue to flatten as investors globally add duration in search of yield.

While rates are low on an absolute basis, we still view GNMAs as offering a reasonable yield advantage with the potential to support demand going forward. In addition, the asset class may continue to benefit from its high credit quality and liquidity in an uncertain environment.

Going forward, we will look to take advantage of tactical opportunities across various government-related segments of the bond market in order to benefit from incremental yield or potential spread tightening. Similarly, we will look for opportunities along the U.S. Treasury yield curve to express our views on how interest rates may be impacted by the economy and monetary policies of central banks globally.

Portfolio Management Team

Scott Agi, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

— Head of Mortgage Backed Security Sector Team: New York.

— BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA from New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Bloomberg Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Brexit is a combination of the words "Britain" and "exit" and refers to the exit of the United Kingdom from the European Union.

Collateralized mortgage obligations (CMOs) are securities structured to provide investors with specified cash flows from payments of principal and interest on underlying mortgages.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Performance Summary October 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	2.27%	1.60%	3.86%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.55%	1.03%	3.57%
Bloomberg Barclays GNMA Index†	3.16%	2.34%	4.60%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	1.46%	0.79%	3.04%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.46%	0.79%	3.04%
Bloomberg Barclays GNMA Index†	3.16%	2.34%	4.60%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	2.41%	1.75%	4.01%
Bloomberg Barclays GNMA Index†	3.16%	2.34%	4.60%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	2.53%	1.83%	4.07%
Bloomberg Barclays GNMA Index†	3.16%	2.34%	4.60%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 0.81%, 1.60%, 0.67% and 0.56% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Strategic Government Securities Fund — Class A ■ Bloomberg Barclays GNMA Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The unmanaged Bloomberg Barclays GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/16	$ 8.09	$ 8.10	$ 8.09	$ 8.07
10/31/15	$ 8.12	$ 8.13	$ 8.12	$ 8.10
Distribution Information as of 10/31/16
Income Dividends, Twelve Months	$ .21	$ .15	$ .22	$ .23
October Income Dividend	$ .0201	$ .0147	$ .0210	$ .0219
SEC 30-day Yield‡‡	1.85%	1.12%	2.15%	2.14%
Current Annualized Distribution Rate‡‡	2.98%	2.18%	3.11%	3.26%

‡‡ The SEC yield is net investment income per share earned over the year ended October 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2016

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 93.2%
Federal Home Loan Mortgage Corp.:
3.5%, 6/1/2046	10,810,001	11,427,671
7.0%, 10/1/2038	167,023	179,112
Federal National Mortgage Association, 4.0% , with various maturities from 9/1/2040 until 11/1/2042 (a)	47,635,334	51,015,798
Government National Mortgage Association:
3.0%, with various maturities from 9/15/2042 until 5/20/2046 (a)	286,241,476	298,323,199
3.5%, with various maturities from 11/20/2041 until 9/20/2046	134,738,126	143,529,524
4.0%, with various maturities from 8/20/2030 until 5/20/2043	75,128,251	81,682,279
4.49%, 6/15/2041	1,041,525	1,149,808
4.5%, with various maturities from 6/20/2033 until 4/15/2046	57,531,523	63,622,103
4.55%, 1/15/2041	1,852,363	2,047,035
5.0%, with various maturities from 3/20/2029 until 7/20/2041	74,837,377	83,824,650
5.5%, with various maturities from 12/15/2024 until 5/20/2041	86,613,156	98,639,415
6.0%, with various maturities from 11/15/2028 until 2/20/2039	63,902,149	74,562,957
6.5%, with various maturities from 6/20/2032 until 3/20/2039	10,544,224	12,267,211
7.0%, with various maturities from 9/15/2035 until 2/15/2039	2,211,335	2,495,064
7.5%, with various maturities from 1/20/2027 until 6/20/2031	6,190	7,463
Total Mortgage-Backed Securities Pass-Throughs (Cost $904,507,396)		924,773,289

Commercial Mortgage-Backed Securities 0.9%
FHLMC Multifamily Structured Pass-Through Certificates:
"A2", Series KJ02, 2.597%, 9/25/2020	1,450,000	1,492,245
"A2", Series K050, 3.334%, 8/25/2025	6,710,000	7,265,106
Total Commercial Mortgage-Backed Securities (Cost $8,375,748)		8,757,351

Collateralized Mortgage Obligations 17.7%
Fannie Mae Whole Loan, "IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	412,598	36,796
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	269,211	244,930
"PT", Series 3586, 1.808%**, 2/15/2038	2,121,975	1,968,546
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	520,148	18,975
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	6,364,164	368,031
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	1,092,663	67,719
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	1,323,418	72,303
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	1,370,934	92,234
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	734,787	54,197
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	1,096,763	92,030
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	4,855,620	409,980
"CZ", Series 4113, 3.0%, 9/15/2042	2,530,871	2,518,196
"DA", Series 4552, 3.5%, 1/15/2043	8,739,747	9,189,141
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	5,023,734	603,105
"C25", Series 304, Interest Only, 4.0%, 10/15/2041	11,762,194	2,019,743
"C1", Series 329, Interest only, 4.0%, 12/15/2041	18,019,316	3,431,345
"ZC", Series 4158, 4.0%, 1/15/2043	390,117	388,012
"UZ", Series 4339, 4.0%, 2/15/2054	4,246,076	4,516,418
"UA", Series 4298, 4.0%, 2/15/2054	2,358,645	2,398,043
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	5,994,778	453,257
"C32", Series 303, Interest Only, 4.5%, 12/15/2042	17,857,992	3,570,569
"C28", Series 303, Interest only, 4.5%, 1/15/2043	22,924,603	4,579,496
"57", Series 256, Interest Only, 5.0%, 3/15/2023	362,088	21,623
"SY", Series 3035, Interest Only, 5.565%*, 9/15/2035	522,077	68,770
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	178,945	36,102
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	1,043,377	98,707
"IJ", Series 4472, Interest Only, 6.0%, 11/15/2043	7,827,028	1,810,966
"SG", Series 3033, Interest Only, 6.116%*, 9/15/2035	807,188	115,854
"JS", Series 3572, Interest Only, 6.265%*, 9/15/2039	1,104,118	162,272
"SB", Series 2742, Interest Only, 6.465%*, 1/15/2019	358,540	16,445
"A", Series 172, Interest Only, 6.5%, 1/1/2024	86,939	13,291
"C22", Series 324, Interest Only, 6.5%, 4/15/2039	9,726,080	2,352,194
"SN", Series 3175, Interest Only, 6.615%*, 6/15/2036	1,682,089	335,668
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/25/2017	8	8
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	1,207,705	60,504
"IB", Series 2013-35, Interest Only, 3.0%, 4/25/2033	9,012,996	1,435,138
"Z", Series 2013-44, 3.0%, 5/25/2043	2,370,149	2,351,465
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	1,099,061	20,657
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	1,646,198	24,202
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	6,250,692	1,059,339
"LZ", Series 2013-6, 3.5%, 2/25/2043	835,646	878,321
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	628,299	15,268
"4", Series 406, Interest Only, 4.0%, 9/25/2040	4,005,868	652,550
"C2", Series 410, Interest Only, 4.0%, 4/25/2042	4,270,051	781,397
"ZM", Series 2012-63, 4.0%, 6/25/2042	1,154,095	1,163,552
"25", Series 351, Interest Only, 4.5%, 5/25/2019	367,983	14,182
"ZP", Series 2011-123, 4.5%, 12/25/2041	3,238,768	3,847,084
"21", Series 334, Interest Only, 5.0%, 3/25/2018	215,710	4,658
"20", Series 334, Interest Only, 5.0%, 3/25/2018	171,746	3,659
''23", Series 339, Interest Only, 5.0%, 6/25/2018	163,997	3,756
"27", Series 351, Interest Only, 5.0%, 4/25/2019	332,378	13,611
"26", Series 381, Interest Only, 5.0%, 12/25/2020	109,072	6,764
"IO", Series 2016-26, Interest Only, 5.0%, 5/25/2046	20,614,143	4,464,578
"PJ", Series 2004-46, Interest Only, 5.466%*, 3/25/2034	1,426,553	193,442
"KT", Series 2007-32, 5.5%, 4/25/2037	582,570	644,529
"UI", Series 2010-126, Interest only, 5.5%, 10/25/2040	9,104,854	1,607,155
"IO", Series 2014-70, Interest Only, 5.5%, 10/25/2044	10,787,858	2,498,486
"BI", Series 2015-97, Interest Only, 5.5%, 1/25/2046	9,219,274	1,785,434
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	1,761,840	111,795
"SA", Series 2005-17, Interest Only, 6.166%*, 3/25/2035	1,169,362	180,393
"SI", Series 2007-23, Interest Only, 6.236%*, 3/25/2037	1,270,906	219,810
"SJ", Series 2007-36, Interest Only, 6.236%*, 4/25/2037	792,619	135,295
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,000,000	288,451
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	570,854	464,555
"PB", Series 2012-90, 2.5%, 7/20/2042	3,000,000	2,792,144
"HX", Series 2012-91, 3.0%, 9/20/2040	4,041,310	4,138,321
"BZ", Series 2013-79, 3.0%, 5/20/2043	4,431,182	4,366,789
"LZ", Series 2013-180, 3.0%, 11/16/2043	9,592,470	9,744,104
"WZ", Series 2014-99, 3.0%, 7/16/2044	4,124,911	4,062,403
"MT", Series 2015-92, 3.0%, 1/20/2045	5,000,000	5,025,730
"PY", Series 2015-123, 3.0%, 9/20/2045	4,688,000	4,636,006
"GU", Series 2016-5, 3.0%, 1/20/2046	5,017,000	5,070,371
"AC", Series 2016-19, 3.0%, 2/20/2046	3,114,000	3,164,209
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	5,867,156	527,602
"PI", Series 2012-47, Interest Only, 3.5%, 12/20/2039	8,385,366	546,217
"JI", Series 2013-10, Interest only, 3.5%, 1/20/2043	9,950,600	1,601,154
"ID", Series 2013-70, Interest only, 3.5%, 5/20/2043	4,444,665	773,886
"EP", Series 2013-147, 3.625%, 12/20/2039	5,669,000	6,128,344
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040	19,917,988	2,065,422
"Z", Series 2014-4, 4.0%, 1/20/2044	6,138,406	6,772,092
"LZ", Series 2014-44, 4.0%, 3/16/2044	3,665,221	4,135,635
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	5,270,544	584,590
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	628,856	18,850
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	326,692	7,875
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	147,094	491
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	1,003,324	55,402
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	3,986,942	530,109
"Z", Series 2010-169, 4.5%, 12/20/2040	5,798,657	6,253,075
"ZV", Series 2011-73, 4.5%, 5/20/2041	10,203,550	11,243,351
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043	4,473,319	554,442
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	2,964,672	412,667
"ZB", Series 2004-31, 5.0%, 4/20/2034	4,830,402	5,305,699
"ZA", Series 2006-47, 5.0%, 8/16/2036	8,847,942	9,896,919
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	567,179	22,268
"SH", Series 2010-14, Interest Only, 5.465%*, 2/16/2040	11,409,347	1,808,965
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	354,012	18,306
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	264,734	11,568
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	574,830	40,041
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	384,797	18,925
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	225,068	16,237
"IA", Series 2012-64, Interest Only, 5.5%, 5/16/2042	4,684,620	930,648
"BS", Series 2011-93, Interest Only, 5.565%*, 7/16/2041	11,201,273	1,888,481
"AV", Series 2010-14, Interest Only, 5.765%*, 2/16/2040	2,922,068	501,447
"SA", Series 2012-84, Interest Only, 5.774%*, 12/20/2038	5,577,347	474,385
"AI", Series 2007-38, Interest Only, 5.895%*, 6/16/2037	789,371	119,909
"SL", Series 2009-100, Interest Only, 5.965%*, 5/16/2039	1,037,270	92,033
"QA", Series 2007-57, Interest Only, 5.974%*, 10/20/2037	1,034,460	190,979
"BZ", Series 2004-46, 6.0%, 6/20/2034	762,835	891,151
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	319,251	64,359
"SL", Series 2007-26, Interest Only, 6.265%*, 5/16/2037	2,527,192	480,428
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	538,770	124,568
"SB", Series 2014-81, 14.291%**, 6/20/2044	318,058	431,326
Total Collateralized Mortgage Obligations (Cost $168,054,932)		175,594,919

Government & Agency Obligations 5.0%
Other Government Related (b) 1.6%
CPPIB Capital, Inc., 144A, 1.25%, 9/20/2019	15,945,000	15,896,894
Sovereign Bonds 0.5%
Province of British Columbia Canada, 2.25%, 6/2/2026	5,250,000	5,264,212
U.S. Government Sponsored Agency 1.1%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032	7,200,000	10,633,183
U.S. Treasury Obligations 1.8%
U.S. Treasury Bills:
0.245%***, 11/10/2016 (c)	1,770,000	1,769,945
0.35%***, 12/1/2016 (c)	273,000	272,960
0.44%***, 12/1/2016 (c)	460,000	459,934
U.S. Treasury Note, 0.75%, 10/31/2017 (d) (e)	15,000,000	15,003,510
		17,506,349
Total Government & Agency Obligations (Cost $49,176,032)		49,300,638

	Shares	Value ($)

Cash Equivalents 14.1%
Deutsche Central Cash Management Government Fund, 0.35% (f) (Cost $139,940,725)	139,940,725	139,940,725

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,270,054,833)†	130.9	1,298,366,922
Other Assets and Liabilities, Net	(30.9)	(306,285,584)
Net Assets	100.0	992,081,338

* These securities are shown at their current rate as of October 31, 2016.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2016.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,270,136,172. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $28,230,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,809,410 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,578,660.

(a) When-issued or delayed delivery security included.

(b) Government-backed debt issued by financial companies or government sponsored enterprises.

(c) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) At October 31, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3 Month Euro Euribor Interest Rate	EUR	9/18/2017	15	4,127,884	(3,317)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	9/18/2017	17	4,327,952	(885)
3 Month Euroyen	JPY	9/15/2017	17	4,052,029	(3,064)
90 Day Eurodollar	USD	9/18/2017	17	4,203,888	(255)
90 Day Sterling Interest Rate	GBP	9/20/2017	26	3,959,703	(7,197)
ASX 90 Day Bank Accepted Bills	AUD	9/7/2017	22	16,664,310	(6,594)
Ultra 10 Year U.S. Treasury Note	USD	12/20/2016	217	30,708,891	(298,432)
Ultra Long U.S. Treasury Bond	USD	12/20/2016	25	4,398,438	20,257
Total net unrealized depreciation					(299,487)

At October 31, 2016, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	12/20/2016	299	38,757,875	430,281
2 Year U.S. Treasury Note	USD	12/30/2016	421	91,837,204	111,002
Total unrealized appreciation					541,283

At October 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation (Depreciation) ($)
11/12/2015 11/12/2045	26,100,000	Fixed — 2.761%	Floating — 3-Month LIBOR	(4,393,959)	(3,897,585)
6/15/2016 6/15/2046	29,300,000	Fixed — 2.5%	Floating — 3-Month LIBOR	(3,111,934)	(674,200)
9/16/2015 9/17/2017	80,000,000	Fixed — 1.0%	Floating — 3-Month LIBOR	(25,561)	(115,740)
12/16/2015 12/16/2025	25,640	Fixed — 2.5%	Floating — 3-Month LIBOR	(2,057)	(1,513)
9/16/2015 9/16/2045	15,200,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(3,263,193)	(2,914,888)
12/16/2015 12/16/2045	6,000,000	Fixed — 2.5%	Floating — 3-Month LIBOR	(631,778)	(1,233,382)
6/17/2015 6/17/2045	33,600,462	Floating — 3-Month LIBOR	Fixed — 2.5%	3,510,655	3,481,793
12/16/2015 12/16/2045	26,881,894	Floating — 3-Month LIBOR	Fixed — 2.569%	3,270,612	3,270,612
Total net unrealized depreciation					(2,084,903)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2016 is 0.88%.

At October 31, 2016, open total return swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Fixed Cash Flows Received	Pay/Receive Return of the Reference Index	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
1/12/2041	14,202,202[1]	4.0%	Markit IOS INDEX FN30.400.10	82,474	—	82,474
1/12/2041	14,202,202[2]	4.0%	Markit IOS INDEX FN30.400.10	82,474	—	82,474
Total unrealized appreciation						164,948

Counterparties:

1 Credit Suisse

2 Goldman Sachs & Co.

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$ —	$ 924,773,289	$ —	$ 924,773,289
Commercial Mortgage-Backed Securities	—	8,757,351	—	8,757,351
Collateralized Mortgage Obligations	—	175,594,919	—	175,594,919
Government & Agency Obligations	—	49,300,638	—	49,300,638
Short-Term Investments	139,940,725	—	—	139,940,725
Derivatives (h)
Futures Contracts	561,540	—	—	561,540
Interest Rate Swap Contracts	—	6,752,405	—	6,752,405
Total Return Swap Contracts	—	164,948	—	164,948
Total	$ 140,502,265	$ 1,165,343,550	$ —	$ 1,305,845,815
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Futures Contracts	$ (319,744)	$ —	$ —	$ (319,744)
Interest Rate Swap Contracts	—	(8,837,308)	—	(8,837,308)
Total	$ (319,744)	$ (8,837,308)	$ —	$ (9,157,052)

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts, total return swap contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,130,114,108)	$ 1,158,426,197
Investment in Deutsche Central Cash Management Government Fund (cost $139,940,725)	139,940,725
Total investments in securities, at value (cost $1,270,054,833)	1,298,366,922
Foreign currency, at value (cost $5,884)	5,940
Receivable for investments sold	5,544,890
Receivable for investments sold — when-issued securities	65,567,488
Receivable for Fund shares sold	334,172
Interest receivable	4,257,608
Receivable for variation margin on futures contracts	9,674
Unrealized appreciation on bilateral swap contracts	164,948
Other assets	36,095
Total assets	1,374,287,737
Liabilities
Cash overdraft	3,457,981
Payable for investments purchased	9,480,171
Payable for investments purchased — when-issued securities	366,701,503
Payable for Fund shares redeemed	1,047,176
Payable for variation margin on centrally cleared swaps	40,080
Accrued management fee	283,067
Accrued Trustees' fees	11,380
Other accrued expenses and payables	1,185,041
Total liabilities	382,206,399
Net assets, at value	$ 992,081,338

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	3,096,683
Net unrealized appreciation (depreciation) on: Investments	28,312,089
Swap contracts	(1,919,955)
Futures	241,796
Foreign currency	55
Accumulated net realized gain (loss)	(101,979,437)
Paid-in capital	1,064,330,107
Net assets, at value	$ 992,081,338
Net Asset Value
Class A Net Asset Value and redemption price per share ($894,395,942 ÷ 110,601,126 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.09
Maximum offering price per share (100 ÷ 97.25 of $8.09)	$ 8.32

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($31,028,264 ÷ 3,830,096 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.10
Class S Net Asset Value, offering and redemption price per share ($46,531,562 ÷ 5,753,362 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.09
Institutional Class Net Asset Value, offering and redemption price per share ($20,125,570 ÷ 2,495,363 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income: Interest	$ 29,345,501
Income distributions — Deutsche Central Cash Management Government Fund	268,419
Securities lending income, net of borrower rebates	66,834
Other income	102,708
Total income	29,783,462
Expenses: Management fee	3,500,357
Administration fee	1,048,519
Services to shareholders	1,229,106
Distribution and service fees	2,447,701
Custodian fee	71,751
Professional fees	124,956
Reports to shareholders	88,449
Registration fees	66,561
Trustees' fees and expenses	44,520
Other	162,427
Total expenses before expense reductions	8,784,347
Expense reductions	(805)
Total expenses after expense reductions	8,783,542
Net investment income	20,999,920
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,362,506
Swap contracts	(12,673,987)
Futures	(4,037,360)
Written options	3,759,894
Foreign currency	(22,933)
Payments by affiliates (see Note G)	696,388
(1,915,492)
Change in net unrealized appreciation (depreciation) on: Investments	1,776,145
Swap contracts	5,241,742
Futures	(391,745)
Written options	(3,067,068)
Foreign currency	(171)
3,558,903
Net gain (loss)	1,643,411
Net increase (decrease) in net assets resulting from operations	$ 22,643,331

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income	$ 20,999,920	$ 27,163,624
Net realized gain (loss)	(1,915,492)	(16,135,092)
Change in net unrealized appreciation (depreciation)	3,558,903	(588,514)
Net increase (decrease) in net assets resulting from operations	22,643,331	10,440,018
Distributions to shareholders from: Net investment income: Class A	(24,431,616)	(33,567,494)
Class B	(314)*	(16,934)
Class C	(621,178)	(943,791)
Class S	(1,526,255)	(2,438,570)
Institutional Class	(579,386)	(542,418)
Total distributions	(27,158,749)	(37,509,207)
Fund share transactions: Proceeds from shares sold	53,644,246	67,464,528
Reinvestment of distributions	23,210,105	32,111,075
Payments for shares redeemed	(187,292,394)	(199,631,166)
Net increase (decrease) in net assets from Fund share transactions	(110,438,043)	(100,055,563)
Increase (decrease) in net assets	(114,953,461)	(127,124,752)
Net assets at beginning of period	1,107,034,799	1,234,159,551
Net assets at end of period (including undistributed net investment income of $3,096,683 and $467,929, respectively)	$ 992,081,338	$ 1,107,034,799

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 8.31	$ 8.21	$ 8.85	$ 8.93
Income from investment operations: Net investment income[a]	.16	.19	.21	.17	.23
Net realized and unrealized gain (loss)	.02	(.11)	.17	(.47)	.10
Total from investment operations	.18	.08	.38	(.30)	.33
Less distributions from: Net investment income	(.21)	(.27)	(.28)	(.34)	(.41)
Net asset value, end of period	$ 8.09	$ 8.12	$ 8.31	$ 8.21	$ 8.85
Total Return (%)[b]	2.27[c]	.92	4.66	(3.46)	3.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	894	984	1,107	1,252	1,599
Ratio of expenses (%)	.82	.81	.81	.81	.79
Ratio of net investment income (%)	2.02	2.34	2.51	2.01	2.57
Portfolio turnover rate (%)	368	175	325	372	538

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The Fund’s total return includes a reimbursement by the Adviser for realized losses on trades executed incorrectly, which otherwise would have reduced total return by 0.07%.

Class C	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.13	$ 8.32	$ 8.22	$ 8.86	$ 8.95
Income from investment operations: Net investment income[a]	.10	.13	.14	.10	.16
Net realized and unrealized gain (loss)	.02	(.12)	.17	(.47)	.10
Total from investment operations	.12	.01	.31	(.37)	.26
Less distributions from: Net investment income	(.15)	(.20)	(.21)	(.27)	(.35)
Net asset value, end of period	$ 8.10	$ 8.13	$ 8.32	$ 8.22	$ 8.86
Total Return (%)[b]	1.46[c]	.13	3.73	(4.07)	2.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	36	42	57	100
Ratio of expenses (%)	1.62	1.60	1.59	1.57	1.55
Ratio of net investment income (%)	1.22	1.55	1.72	1.21	1.78
Portfolio turnover rate (%)	368	175	325	372	538

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The Fund’s total return includes a reimbursement by the Adviser for realized losses on trades executed incorrectly, which otherwise would have reduced total return by 0.07%.

Class S	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.12	$ 8.31	$ 8.21	$ 8.85	$ 8.93
Income from investment operations: Net investment income[a]	.17	.20	.22	.18	.24
Net realized and unrealized gain (loss)	.02	(.11)	.17	(.47)	.11
Total from investment operations	.19	.09	.39	(.29)	.35
Less distributions from: Net investment income	(.22)	(.28)	(.29)	(.35)	(.43)
Net asset value, end of period	$ 8.09	$ 8.12	$ 8.31	$ 8.21	$ 8.85
Total Return (%)	2.41[b,c]	1.08[b]	4.82[b]	(3.33)[b]	3.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	68	80	79	99
Ratio of expenses before expense reductions (%)	.67	.67	.66	.68	.65
Ratio of expenses after expense reductions (%)	.67	.66	.64	.67	.65
Ratio of net investment income (%)	2.13	2.48	2.68	2.15	2.73
Portfolio turnover rate (%)	368	175	325	372	538

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The Fund’s total return includes a reimbursement by the Adviser for realized losses on trades executed incorrectly, which otherwise would have reduced total return by 0.07%.

Institutional Class	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.10	$ 8.29	$ 8.18	$ 8.82	$ 8.91
Income from investment operations: Net investment income[a]	.18	.21	.22	.18	.24
Net realized and unrealized gain (loss)	.02	(.12)	.18	(.47)	.11
Total from investment operations	.20	.09	.40	(.29)	.35
Less distributions from: Net investment income	(.23)	(.28)	(.29)	(.35)	(.44)
Net asset value, end of period	$ 8.07	$ 8.10	$ 8.29	$ 8.18	$ 8.82
Total Return (%)	2.53[b]	1.15	4.87	(3.18)	3.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	19	5	4	11
Ratio of expenses (%)	.57	.56	.59	.61	.59
Ratio of net investment income (%)	2.29	2.59	2.72	2.12	2.72
Portfolio turnover rate (%)	368	175	325	372	538

[a] Based on average shares outstanding during the period.

[b] The Fund’s total return includes a reimbursement by the Adviser for realized losses on trades executed incorrectly, which otherwise would have reduced total return by 0.07%.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Strategic Government Securities Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities, derivatives and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Prior to October 24, 2016, Deutsche Bank AG was the lending agent for the Fund. Effective October 24, 2016, Brown Brothers Harriman & Co., the lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2016, the Fund had no securities on loan.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $101,649,000, including $13,840,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date; and approximately $87,809,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($50,307,000) and long-term losses ($37,502,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, expired capital loss carryforwards, paydown losses on mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 3,131,185
Capital loss carryforwards	$ (101,649,000)
Unrealized appreciation (depreciation) on investments	$ 28,230,750

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2016	2015
Distributions from ordinary income*	$ 27,158,749	$ 37,509,207

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swap Contracts. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $217,108,000 to $483,374,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended October 31, 2016, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to approximately $32,436,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2016, the Fund entered into options and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased and written option contracts as of October 31, 2016. For the year ended October 31, 2016, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $8,031,000 and purchased option contracts had a total value generally indicative of a range from $0 to approximately $2,415,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $64,643,000 to $303,555,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $49,690,000 to $265,633,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2016, the Fund entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There is no open forward currency contracts as of October 31, 2016. For the year ended October 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $10,193,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $0 to approximately $10,216,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 6,917,353	$ 561,540	$ 7,478,893

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on bilateral swap contracts

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (8,837,308)	$ (319,744)	$ (9,157,052)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (5,803,631)	$ 3,759,894	$ —	$ (12,673,987)	$ (4,037,360)	$ (18,755,084)
Foreign Exchange Contracts (b)	—	—	(23,033)	—	—	(23,033)
	$ (5,803,631)	$ 3,759,894	$ (23,033)	$ (12,673,987)	$ (4,037,360)	$ (18,778,117)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 5,505,382	$ (3,067,068)	$ 5,241,742	$ (391,745)	$ 7,288,311

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

As of October 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Credit Suisse	$ 82,474	$ —	$ —	$ 82,474
Goldman Sachs & Co.	82,474	—	—	82,474
	$ 164,948	$ —	$ —	$ 164,948

C. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $4,604,419,926 and $4,610,744,163, respectively. Purchases and sales of U.S. Treasury obligations aggregated $172,533,443 and $216,934,572, respectively.

For the year ended October 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	436,100,000	$ 11,097,863
Options closed	(376,200,000)	(10,175,718)
Options expired	(59,900,000)	(922,145)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the year ended October 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.33% of the Fund's average daily net assets.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.92%
Class B	1.67%
Class C	1.67%
Class S	.77%
Institutional Class	.67%

Effective October 1, 2016 to September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.87%
Class C	1.62%
Class S	.72%
Institutional Class	.62%

For the period from November 1, 2015 through February 10, 2016, fees waived and/or expenses reimbursed for Class B shares were $805.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2016, the Administration Fee was $1,048,519, of which $84,498 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholders servicing fee it receives from the Fund. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2016
Class A	$ 474,780	$ 76,518
Class B	816	—
Class C	9,009	1,234
Class S	19,128	3,046
Institutional Class	799	126
	$ 504,532	$ 80,924

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2016
Class B	$ 190	$ —
Class C	258,742	19,924
	$ 258,932	$ 19,924

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2016	Annual Rate
Class A	$ 2,102,559	$ 526,043.22%
Class B	59	—	.23%
Class C	86,151	19,889.25%
	$ 2,188,769	$ 545,932

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2016 aggregated $9,259.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2016, the CDSC for Class C shares aggregated $1,641. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2016, DDI received $1,208 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,903, of which $8,452 is unpaid.

Trustees' Fees and Expenses. The Funds paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Prior to October 24, 2016, Deutsche Bank AG was the lending agent for the Fund. Effective October 24, 2015, Brown Brothers Harriman & Co. serves as securities lending agent for the Fund. For the year ended October 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,812.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2016.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,489,883	$ 28,308,462	3,732,717	$ 30,772,964
Class B	337*	2,787*	25	238
Class C	967,285	7,832,096	785,308	6,455,766
Class S	1,531,858	12,396,920	1,446,431	11,901,411
Institutional Class	631,267	5,103,981	2,224,567	18,334,149
		$ 53,644,246		$ 67,464,528
Shares issued in reinvestment of dividends
Class A	2,619,586	$ 21,164,983	3,520,540	$ 28,904,680
Class B	39*	314*	1,928	15,869
Class C	67,161	543,688	99,728	820,359
Class S	169,275	1,367,347	269,974	2,216,550
Institutional Class	16,600	133,773	18,751	153,617
		$ 23,210,105		$ 32,111,075
Shares redeemed
Class A	(16,655,964)	$ (134,784,862)	(19,297,628)	$ (158,723,991)
Class B	(53,820)*	(435,314)*	(83,761)	(690,186)
Class C	(1,634,161)	(13,242,122)	(1,491,051)	(12,273,369)
Class S	(4,337,739)	(35,079,650)	(2,903,290)	(23,912,934)
Institutional Class	(464,900)	(3,750,446)	(492,829)	(4,030,686)
		$ (187,292,394)		$ (199,631,166)
Net increase (decrease)
Class A	(10,546,495)	$ (85,311,417)	(12,044,371)	$ (99,046,347)
Class B	(53,444)*	(432,213)*	(81,808)	(674,079)
Class C	(599,715)	(4,866,338)	(606,015)	(4,997,244)
Class S	(2,636,606)	(21,315,383)	(1,186,885)	(9,794,973)
Institutional Class	182,967	1,487,308	1,750,489	14,457,080
		$ (110,438,043)		$ (100,055,563)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

G. Payments by Affiliates

During the year ended October 31, 2016, the Advisor agreed to reimburse the Fund $696,388 for losses incurred on trades executed incorrectly. The amount of the losses were 0.07% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Strategic Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Strategic Government Securities Fund (one of the Funds constituting Deutsche Income Trust) (the "Fund"), including the investment portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Strategic Government Securities Fund (one of the Funds constituting Deutsche Income Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 23, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,010.80	$ 1,006.70	$ 1,012.70	$ 1,013.30
Expenses Paid per $1,000*	$ 4.20	$ 8.27	$ 3.24	$ 2.94
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,020.96	$ 1,016.89	$ 1,021.92	$ 1,022.22
Expenses Paid per $1,000*	$ 4.22	$ 8.31	$ 3.25	$ 2.95

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Strategic Government Securities Fund	.83%	1.64%	.64%	.58%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 7% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Strategic Government Securities Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSCX	KUSMX	KUSIX
CUSIP Number	25155T 569	25155T 544	25155T 536	25155T 528
Fund Number	018	318	098	1418

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Strategic Government securities fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$89,742	$0	$9,629	$0
2015	$89,742	$0	$9,629	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$539,941	$0
2015	$0	$473,574	$2,763,576

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$9,629	$539,941	$595,469	$1,145,039
2015	$9,629	$3,237,150	$880,336	$4,127,115

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas, Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships effect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Government Securities Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016